Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

Note 20 – Subsequent Events

On March 02, 2016, the Company’s Board of Directors declared a cash dividend in the amount of $0.07 per ordinary share, and in aggregate amount of approximately $1.2 million. The dividend will be payable on March 30, 2016 to all of the Company's shareholders of record at the end of the trading day on the NASDAQ on March 14, 2016.

On February 26, 2016, RR Media announced that it has agreed to be acquired by SES (NYSE Euronext Paris and Luxembourg Stock Exchange: SESG) and will merge its activities with SES Platform Services ("SES PS") to form a new world-leading provider of media solutions.

SES will acquire a 100% ownership of RR Media, paying $13.291 per share, or a 52% premium to the closing price of the Company's shares on February 25, 2016. This corresponds to an Enterprise Value of $242 million. The acquisition of RR Media by SES S.A. has been approved by the Boards of Directors of both companies, and is subject, among others, to regulatory approvals and the approval by the general meeting of shareholders of RR Media, which are expected to be completed in the second or third quarter of 2016.

Once the transaction is completed, RR Media and SES PS will join forces to create a new, stand-alone world-leading media services provider. The new organisation will offer full continuity and enhanced service to SES PS and RR Media's existing customers.

Merger Agreement may be terminated under the circumstances described in the Merger Proxy Statement if the conditions are not satisfied or waived in a timely manner and if the merger is delayed, payment of the merger consideration will also be delayed.